UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Suite 300 Denver, CO	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2025, Medicine Man Technologies, Inc. (the “Company”) and Daniel Pabon, the Company’s Chief Policy and Regulatory Affairs Officer, entered into a Separation Agreement and Release (“Separation Agreement”), pursuant to which Mr. Pabon’s employment with the Company terminated effective April 30, 2025 (the “Termination Date”).  Consistent with Mr. Pabon’s prior Employment Agreement with the Company, dated August 12, 2019 (the “Employment Agreement”), and the terms of the Separation Agreement), Mr. Pabon will receive total gross cash severance payments in an amount that represents twelve months of Mr. Pabon’s base salary as in effect as of the Termination Date ($250,000), to be paid in equal installments in accordance with the Company’s normal payroll practice as if Mr. Pabon were employed by the Company during such twelve months (the “Cash Severance Payment”). Under the Separation Agreement, Mr. Pabon is also eligible for up to twelve months of continued subsidized coverage under COBRA from May 1, 2025 (together with the Cash Severance Payment, the “Severance Benefits”). Under the terms of the Separation Agreement, Mr. Pabon shall be entitled to the Severance Benefits as long as he remains in compliance with the terms of the Separation Agreement. The Separation Agreement also includes a general release of claims and certain restrictive covenants.

The foregoing descriptions of the Employment Agreement and Separation Agreement are summaries only and are qualified in their entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement and Separation Agreement dated, May 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: May 6, 2025		Christine Jones Chief Legal Officer